EXHIBIT 10(G)

                            FIRST AMENDMENT TO
                       AIRBORNE FREIGHT CORPORATION
                         DIRECTOR STOCK BONUS PLAN

     Airborne Freight Corporation, a Delaware corporation, hereby amends the terms of the Airborne Freight Corporation Director Stock Bonus Plan (the "Plan") as follows:

     Share Awards. Section 4 of the Plan is hereby amended by deleting "$3,000" after "(a)" in line 7 and substituting therefor "$6,000".

     Except as otherwise set forth herein, all terms of the Plan shall remain in full force and effect.

     This first amendment shall be effective this 3rd day of February, 1998.

                                   AIRBORNE FREIGHT CORPORATION

                                   By /s/ Robert S. Cline
                                   ----------------------
                                   Robert S. Cline
                                   Chairman and Chief Executive Officer